Management of financial risks and fair value	12 Months Ended
Dec. 31, 2022
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Management of financial risks and fair value	Management of financial risks and fair valueThe principal financial instruments held by the Company are cash, cash equivalents and marketable securities. The purpose of holding these instruments is to finance the ongoing business activities of the Company. It is not the Company’s policy to invest in financial instruments for speculative purposes. The Company does not utilize derivatives.
The principal risks to which the Company is exposed are liquidity risk, foreign currency exchange risk, interest rate risk and credit risk.
Liquidity risk
The Company’s cash management is performed by the Finance department, in charge of monitoring the day-to-day financing and the short-term forecast and enabling the Company to face its financial commitments by maintaining an amount of available cash consistent with the maturities of its liabilities. As of December 31, 2022, cash, cash equivalents and short-term investments were €101,485 thousand, which represents more than a year of cash consumption.
The company's assets are fairly split between top-rated banks (S&P A+ rating).
The main characteristics of the financial instruments owned by the Company (including liquidity) are presented in Note 4.
Foreign currency exchange risk
The Company is exposed to foreign exchange risk inherent in certain subcontracting activities relating to its operations in the United States, which have been invoiced in U.S. dollars. The Company does not currently have recurring revenues in euros, dollars or in any other currency.
The revenue denominated in U.S. dollars has represented approximately 88%, 78% and 92% of revenue in the years ended December 31, 2020, 2021 and 2022, respectively. Payments in U.S dollars represented approximately 48%, 50%, and 50% of the payments in the years ended December 31, 2020, 2021 and 2022, respectively. In order to cover this risk, the Company kept in U.S. dollars a part of the consideration received from AstraZeneca in June 2015, January 2019 and December 2020. The Company entirely kept the U.S dollars portion of the proceeds received from our Global Offering in October 2019.
The Company’s foreign exchange policy does not include the use of hedging instruments in its current operations.
Interest rate risk
The Company has very low exposure to interest rate risk. Such exposure primarily involves money market funds and time deposit accounts. Changes in interest rates have a direct impact on the rate of return on these investments and the cash flows generated. The Company has no credit facilities. The repayment flows of the advances from Banque Publique d’Investissement (“BPI France”), the borrowings subscribed in 2017 and the two State Guaranteed Loans obtained in 2021 and extended in 2022, are not subject to interest rate risk.
Credit risk
The credit risk related to the Company’s cash equivalents, short-term investments and non-current financial assets is not significant in light of the quality of the issuers. The Company deemed that none of the instruments in its portfolio are exposed to credit risk.
Fair value
The fair value of financial instruments traded on an active market is based on the market rate as of December 31, 2022. The market prices used for the financial assets owned by the Company are the bid prices in effect on the market as of the valuation date.